ALLIED WORLD ASSURANCE COMPANY

BERMUDA EUROPE HONG KONG SINGAPORE USA

Investor Presentation 4 Quarter 2012 Exhibit 99.1 th

Forward-Looking Statements & Safe Harbor
This presentation contains certain statements, estimates and forecasts with respect to future performance and events.
These statements, estimates and forecasts are “forward-looking statements”.  In some cases, forward-looking statements can be identified by the use of forward-looking terminology such as “may,” “might,” “will,” “should,”
“expect,” “plan,” “intend,” “estimate,” “anticipate,” “believe,” “predict,” “potential” or "continue" or the negatives thereof or variations thereon or similar terminology. All statements other than statements of historical fact included in this presentation are forward-looking statements and are based on various underlying assumptions and expectations and are subject to known and unknown risks, uncertainties and assumptions, may include projections of our future financial performance based on our growth strategies and anticipated trends in our business.  These statements are only predictions based on our current expectations and projections about future events.  There are important factors that could cause our actual results, level of activity, performance or achievements to differ materially from the results, level of activity, performance or achievements expressed or implied in the forward-looking statements.  As a result, there can be no assurance that the forward-looking statements included in this presentation will prove to be accurate or correct.  In light of these risks, uncertainties and assumptions, the future performance or events described in the forward-looking statements in this presentation might not occur.  Accordingly, you should not rely upon forward-
looking statements as a prediction of actual results and we do not assume any responsibility for the accuracy or completeness of any of these forward-looking statements that may be made from time to time.  We are under no obligation (and expressly disclaim any such obligation) to update or revise any forward-looking statements, whether as a result of new information, future developments or otherwise.

Agenda
Executive Summary
Executive Summary
Operating Segments
Operating Segments
U.S. Insurance
U.S. Insurance
International Insurance
International Insurance
Reinsurance
Reinsurance
Financial Highlights
Financial Highlights
Conclusion
Conclusion
Appendix
Appendix

Allied World’s Franchise
Well-diversified property and casualty insurer and reinsurer with significant geographic reach
Experienced executive management team with strong risk
management culture
Excellent capitalization with active capital management
Progressive investment philosophy
Highly Rated – “A” (Excellent) by A.M. Best, “A” (Strong) by
S&P, “A2” (Good) by Moody’s and
“A+”
(Good) by Fitch
Industry leading results and value creation

Specialty Reinsurance 6%
Property Reinsurance 15%
General Property 11%
Inland Marine 1%
General Casualty 18%
Other 4%
Professional Liability 19%
Healthcare* 15%
Casualty Reinsurance 11%

Total 2012 GPW: $ 2,329M
68% Insurance / 32% Reinsurance
73% Casualty / 27% Property

ALLIED WORLD ASSURANCE COMPANY

Diversified insurance and reinsurance
products offered across global platform with
operations in the U.S., Bermuda, Lloyd’s,
Europe, Hong Kong and Singapore
Emphasis on insurance and
casualty lines with strong reinsurance
and property capabilities
Customer focus
Moving closer to clients in markets
Demonstrated expertise in markets in
which we underwrite
A “go to” market for targeted lines and
classes of business such as healthcare and
construction
Allied World – A Diversified mix
Leading specialty insurance company with broad range of product offerings, global capabilities and significant U.S. focus

* Includes healthcare-related program business

International Insurance 52%
U.S. Insurance 13%
Reinsurance 35%

Reduced dependence on Bermuda large account excess business

U.S. segment has increased significantly with focus on small and middle market account primary and specialty business

International Insurance 25%
U.S. Insurance 43%
Reinsurance 32%

Reinsurance segment has strong U.S. presence and is growing internationally

ALLIED WORLD ASSURANCE COMPANY

Experienced Management: Shifting the Business Focus

2007 GPW: $1,506M
In response to the changing macro economic environment, Allied World has transformed itself since 2007
2012 GPW: $2,329M
Allied World 2007 Allied World Today

Diluted book value per share has more than doubled since 2008
(In millions, except for per share amounts)
$46.05
$59.56
$74.29
$80.11
$92.59
$2,916
$499*
$2,417
-$646
$3,712
$499
$3,213
-$682
$3,873
$798
$3,075
-$1,475
$3,947
$798
$3,149
-$1,658
$4,124
$798
$3,326
-$1,975
2008
2009
2010
2011
2012
Shareholder's Equity
Debt
Accumulated Share and Warrant Repurchases & Dividends
Diluted Book Value per Share

Capital Management History

- **Share Repurchases**
  - $1.7 billion of shares and warrants repurchased since December 2007
  - $410 million remaining capacity in share repurchase program as of December 2012
- **Dividends:**
  - $263 million of common dividends since going public in 2006; current quarterly dividend of $0.375 per share
- **Conservative Capital Position:**
  - Financial leverage of 19.4% at December 2012

ALLIED WORLD ASSURANCE COMPANY

Active Capital Management Improves Shareholder Value 7 * Excludes $243.8 million syndicated loan that was repaid on February 23, 2009

Five Year Growth in Book Value per Share
2008 – 2012
Peer Average = 60%
130%
107%
97%
78%
73%
71%
66%
64%
61%
60%
52%
42%
38%
30%
5%
Allied World
ProAssurance
Arch
HCC
RLI
Berkley
Endurance
Axis
Aspen
Navigators
Markel
Hanover
Argo
Alterra
OneBeacon

ALLIED WORLD ASSURANCE COMPANY

Growth in book value per share calculated by taking change in book value per share from December 31, 2007 through
December 31, 2012 adjusted for dividends paid or declared.   Diluted book value per share used when available.
Source: SNL Financial

Superior Value Creation

Allied World
Arch
ProAssurance
RLI
HCC
Berkley
Aspen
Axis
Endurance
OneBeacon
Hanover
Argo
Markel
Navigators
120%
100%
80%
60%
40%
20%
0%
Five Year Total Return
0%
20%
40%
60%
80%
100%
120%
140%
Five Year Growth in Diluted Book Value Per Share

ALLIED WORLD ASSURANCE COMPANY

Growth in book value per share calculated by taking change in book value per share from December 31, 2007 through
December 31, 2012 adjusted for dividends paid or declared. Diluted book value per share used when available.
Source: SNL Financial
Five Year Value Creation
Book Value Growth (through 12/31/12) Vs. Total Return (through 2/20/13)

Superior Value Creation

Agenda
Executive Summary
Executive Summary
Operating Segments
Operating Segments
U.S. Insurance
U.S. Insurance
International Insurance
International Insurance
Reinsurance
Reinsurance
Financial Highlights
Financial Highlights
Conclusion
Conclusion
Appendix
Appendix

- Direct property and casualty insurance for small and middle-market non-Fortune 1000 companies
- 10 branch offices in strategic locations throughout the U.S.
- Admitted and excess & surplus lines (E&S) capabilities in all 50 states
- Increased access to attractive small account primary business
- Industry verticals strategy
  - Focused on servicing products in select industry classes, including healthcare, private / non-profit, and public entity / construction
- Specialty product capabilities
  - Defense Base Act approved underwriter, environmental, inland marine and M&A capabilities

Programs 3%
D&O Private 8%
D&O Public 7%
E&O 11%
Environmental 3%
Excess General Casualty 15%
General Property 10%
M&A 1%
Healthcare* 28%
Inland Marine 2%
Primary General Casualty 12%

Total 2012 GPW: $994M

ALLIED WORLD ASSURANCE COMPANY

Our U.S. Insurance Operating Segment
-
A significant U.S.- based specialty franchise with diversified offerings
* Includes healthcare-related program business
Allied World U.S. Insurance Operating Segment
Product Mix

Trade Credit
5%
SME
1%
Healthcare
13%
General
Casualty
23%
General
Property
27%
Professional
Lines
31%

Total 2012 GPW: $575M

ALLIED WORLD ASSURANCE COMPANY

Allied World International Insurance Operating
Segment Product Mix

Our International Insurance Operating Segment
-
Global Diversification and Expansion
• Offices in Bermuda, Dublin, Hong Kong,
London, Singapore and Switzerland
position the company to meet developing
opportunities
• Lloyd’s Syndicate 2232
• Specialty product capabilities:
• MGA business initiated in targeted areas
o
Association with Lloyd’s enhances Allied
World’s brand recognition
o
Increases access to Latin America and Asia-
Pacific region
o
Offers individual risk products
o
Trade credit and political risk
o
International healthcare
o
Small-to-medium enterprises (SME Professional)

Professional Liability 7%
General Casualty 22%
Global Casualty 5%
Specialty 6%
North American CAT 19%
Global CAT 15%
Global Property 6%
North American Property 7%
Global Marine, Aerospace & Crop 13%

Total 2012 GPW: $760M

Allied World Reinsurance Operating Segment
Product Mix

• U.S. operation has improved access to
U.S. regional business and
strengthened local relationships
• Strategic Bermuda Platform
• Swiss and Singapore offices and Lloyd’s
Syndicate 2232 increase global reach
Our Reinsurance Operating Segment
-
Flexibility to take advantage of reinsurance opportunities in the global marketplace
o
Property reinsurance capabilities that
focus on small and medium account
regional carriers
o
Global Marine and Specialty Unit offers
marine and aerospace coverages as well
as crop and hail business
o
Property catastrophe, property per risk,
workers’ compensation catastrophe,
accident & health and specialty casualty
o
Reinsurance capabilities in Europe, Latin
America, Middle East, Africa and the Asia
Pacific region

- Gross premiums written of $497 million for quarter, up 19% from prior period. Up 20% for full year 2012
  - **U.S. Insurance** gross premiums written increased $34 million, up 15% from prior period. Up 19% for full year 2012.
  - **International Insurance** gross premiums written increased $26 million, up 20% from prior period. Up 8% for full year 2012.
  - **Reinsurance** gross premiums written increased $21 million, up 36% from prior period. Up 33% for full year 2012.
- Underwriting loss of $79 million for quarter, with underwriting income of $97 million in 2012.
  - **Combined ratio** of 116.5% for quarter and 94.5% for full year 2012
    - Superstorm Sandy adversely impacted quarterly loss ratio 36.9% points for quarter and 10.0% points for full year 2012.
  - **Expense ratio** of 29.4% for quarter and full year 2012.

ALLIED WORLD ASSURANCE COMPANY

Quarterly Highlights – Fourth Quarter 2012 Investments in operations are paying off with increased production and strong underwriting results across all of our operating segments 14

Quarterly Highlights – Allied World Financial Services

Allied World Financial Services was established in September
2012 with the following objectives:
• Optimize expenses by getting the best value for the fees we pay
• Increase our knowledge and expertise by partnering with experts
• Participate in the economic returns of these business relationships
Completed $127.6 million of transactions, including:
Cunningham Lindsey (Global TPA)
MatlinPatterson Asset Management (Asset Manager)
Aeolus Capital Management (Collateralized Reinsurer)
Crescent Capital Group (Asset Manager)

Agenda
Executive Summary
Executive Summary
Operating Segments
Operating Segments
U.S. Insurance
U.S. Insurance
International Insurance
International Insurance
Reinsurance
Reinsurance
Financial Highlights
Financial Highlights
Conclusion
Conclusion
Appendix
Appendix

Financial Highlights
Operating Results
Operating Results
2012
2012
2011
2011
2010
2010
2009
2009
2008
2008
Net Income $493M $275M $665M $607M $184M
Operating Income $203M $184M $398M $538M $455M
Net Income Return on Average Equity 15.3% 8.9% 21.9% 22.6% 8.3%
Operating Return on Average Equity 6.3% 6.0% 13.1% 20.0% 20.6%
Combined Ratio 94.5% 95.9% 84.9% 76.1% 84.1%
Cash flow from Operations $629M $548M $451M $668M $657M
Total Financial Statement Portfolio Return 5.5% 2.0% 6.1% 7.9% 0.5%
Ending Diluted Book Value per Share $92.59 $80.11 $74.29 $59.56 $46.05
Growth in Diluted Book Value Per Share 15.6% 7.8% 24.7% 29.3% 8.3%
Allied World has reported very strong results despite competitive landscape, financial turbulence and catastrophe activity

30.1%
30.4%
32.1%
33.6%
33.7%
34.2%
22.5%
26.7%
30.2%
32.8%
30.1%
29.4%
Allied World expanded global operations, including: the build-out of the U.S. platform, the acquisition of Darwin, the establishment of a U.S. reinsurance company and the opening of Lloyd's Syndicate 2232
2007
2008
2009
2010
2011
2012
Allied World
Peer Average*

ALLIED WORLD ASSURANCE COMPANY

18 Expense Ratio Declining as We Build Scale Note: GAAP expense ratio *Peer average includes ALTE, ACGL, AGII, AHL, AXS, ENH, HCC, MKL, NAVG, OB, PRA, RLI, THG and WRB. Source: SNL Financial

Case Incurred through 2012 Q4 41.4% 34.1% 46.0% 62.3% 40.0% 39.0% 51.9% 29.5% 47.9% 41.1% 23.9%
Remaining IBNR / EP Ratio @ 2012 Q4 1.3% 7.3% 4.8% 12.1% 13.2% 13.5% 24.3% 32.4% 29.5% 45.8% 50.9%
Strong Underwriting Results
Underwriting performance has been strong since our inception
(1) Pro-forma including Darwin development since inception
(2) Case incurred ratios by year are not directly comparable to our financial statements as reinsurance case incurred losses shown above are on a treaty year basis

Historical Loss Ratios Through December 2012 ($MM)
1
2
AY 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 CY Total
CY Original Loss Ratio 70.1% 65.3% 75.9% 103.1% 59.6% 58.4% 55.6% 45.9% 52.1% 65.8% 65.1%
Prior Year Development 0.0% -4.9% -5.8% -3.6% -8.2% -10.2% -24.2% -18.8% -23.1% -17.4% -9.7%
AY Original Loss Ratio 70.1% 70.1% 81.7% 106.7% 67.7% 68.6% 79.8% 64.7% 75.1% 83.2% 74.9%
2002
2003 (57)             (57)
2004 (27)             (53)             (79)
2005 (8)               (46)             6                (49)
2006 (16)             (43)             (45)             (8)               (113)
2007 6                (34)             (77)             (6)               (26)             (137)
2008 (9)               (88)             (100)           (74)             (8)               (34)             (313)
2009 (17)             (57)             (118)           (103)           12              2                32              (248)
2010 4                (11)             (57)             (147)           (54)             (25)             (23)             (1)               (313)
2011 (0)               (1)               (22)             (90)             (42)             (69)             (22)             (28)             20              (254)
2012 4                (4)               (9)               (11)             (82)             (91)             (35)             (8)               11              53              (170)
Subsequent Development (119)           (336)           (423)           (438)           (201)           (216)           (47)             (37)             31              53              (1,732)
Loss Ratio Points -27.4% -28.7% -30.9% -32.3% -14.5% -16.1% -3.6% -2.8% 2.3% 3.7%
AY Developed 42.6% 41.4% 50.8% 74.4% 53.2% 52.5% 76.2% 61.9% 77.4% 86.9% 74.9%
Cat Losses 16.4% 28.1% 9.7% 6.1% 20.3% 10.3%
AY Developed EX Cat Losses 42.6% 41.4% 34.4% 46.3% 53.2% 52.5% 66.5% 61.9% 71.3% 66.6% 64.6%

$1,063
$1,381
$1,577
$1,247
$1,646
$1,866
$1,161
$1,477
$1,711
U.S. Insurance
International Insurance
Reinsurance
Low Estimate
Carried
High Estimate

$113
$137
$313
$248
$313
$254
$170
2006
2007
2008
2009
2010
2011
2012

December 31, 2012 Total: $4.5 B
• Net reserves about 4.5% above mid-point of range at
December 31, 2012
• Over $1.7 billion net favorable reserve development
since inception
• 71% of net reserves are IBNR
Net Loss & LAE Reserve Mix at December 31, 2012
Case
U.S. Insurance
9%
IBNR
International
Insurance
27%
Case
International
Insurance
9%
IBNR
Reinsurance
22%
Case
Reinsurance
11%
IBNR
U.S. Insurance
22%
Net Prior Year Reserve Releases* ($MM)
Range of Net Reserves at December 31, 2012 ($MM)
Prudent Reserving Philosophy

* Pro-forma including Darwin
development since inception

Investment Portfolio by Quarter
December 2008 - December 2012

100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
12/31/08
3/31/09
6/31/2009
9/30/09
12/31/09
3/31/10
6/30/10
9/30/10
12/30/10
3/31/11
6/30/11
9/30/11
12/31/11
3/31/12
6/30/12
9/30/12
12/31/12
3.3
2.8
3.0
3.2
3.0
3.5
2.6
2.5
2.7
2.8
2.3
2.1
1.9
2.1
2.0
1.9
2.1
Cash
Government
Corporate Bonds
Mortgage Backed Securities
ABS
Municipals
High Yield
Distressed RMBS
Hedge Funds
Equity
Private equity (funded)
AWFS Equity
Duration

Total Cash and Investments: $8.8B
Financial Statement Portfolio Return:
Q4 2012 - 0.6%
2012 - 5.5%
Average Credit Quality is AA-

• We maintain a short
duration/overweight credit
position in core fixed-income
• We will continue to build out
non-core portfolio in 2013
• Relative value and significant
market volatility remains in
favor of a diversified portfolio,
by asset class as well as by
issuer.
Investment Portfolio Highlights

Five Year Average Quarterly Annualized Operating ROE
2008 – 2012
Peer Average = 8.1%
13.4%
13.2%
12.9%
11.6%
11.1%
10.9%
7.8%
7.6%
7.3%
7.3%
6.7%
5.3%
4.3%
4.3%
3.3%
ProAssurance
RLI
Allied World
Berkley
Arch
HCC
Axis
Aspen
Markel
Endurance
Navigators
OneBeacon
Hanover
Alterra
Argo

ALLIED WORLD ASSURANCE COMPANY

Peer Comparisons – Operating Income ROE Source: SNL Financial 22

Agenda
Executive Summary
Executive Summary
Operating Segments
Operating Segments
U.S. Insurance
U.S. Insurance
International Insurance
International Insurance
Reinsurance
Reinsurance
Financial Highlights
Financial Highlights
Conclusion
Conclusion
Appendix
Appendix

Conclusion

Strong top line growth with diversified product mix
•
Gross premiums increasing in each operating segment
Historically strong operating returns
•
Combined ratio compares favorably to peers
•
Expense ratio remains below 30% as we build scale
Solid investment returns
Active capital management
Industry leading value creation
Current valuation is inconsistent with company’s historical performance and strong position to capitalize on market opportunities

2.00
1.75
1.50
1.25
1.00
0.75
0.50
Price to Diluted Book Value Per Share
RLI
Berkley
Arch
ProAssurance
Markel
OneBeacon
HCC
Navigators
Axis
Aspen
Endurance
Allied World
Hanover
Argo
0.0%
20.0%
40.0%
60.0%
80.0%
100.0%
120.0%
140.0%
Five Year Growth in Diluted Book Value Per Share

Growth in book value per share calculated by taking change in book value per share from December 31, 2007 through
December 31, 2012 adjusted for dividends paid or declared.  Price to book as of February 20, 2013. Diluted book value per share used when available.
Five Year Growth in Book Value per Share (through December 2012)
vs.
Price to Book Value @ February 20, 2013

Conclusion
-
Allied World is attractively valued given its historical performance

Agenda
Executive Summary
Executive Summary
Operating Segments
Operating Segments
U.S. Insurance
U.S. Insurance
International Insurance
International Insurance
Reinsurance
Reinsurance
Financial Highlights
Financial Highlights
Conclusion
Conclusion
Appendix
Appendix

Non-GAAP Financial Measures
In presenting the company's results, management has included and discussed in this presentation certain non generally accepted accounting principles ("non-GAAP")
financial measures within the meaning of Regulation G as promulgated by the U.S. Securities and Exchange Commission. Management believes that these non-GAAP measures, which may be defined differently by other companies, better explain the company's results of operations in a manner that allows for a more complete understanding of the underlying trends in the company's business. However, these measures should not be viewed as a substitute for those determined in accordance with generally accepted accounting principles ("U.S. GAAP").
"Operating income" is an internal performance measure used in the management of the company’s operations and represents after-tax operational results excluding, as applicable, net realized investment gains or losses, net impairment charges recognized in earnings, net foreign exchange gain or loss and other non-recurring items.
The company excludes net realized investment gains or losses, net impairment charges recognized in earnings, net foreign exchange gain or loss, and other non-
recurring items from the calculation of operating income because these amounts are heavily influenced by and fluctuate in part according to the availability of market opportunities and other factors. The company has excluded from operating income the termination fee received from Transatlantic Holdings, Inc. in 2011 as this is a non-recurring item. In addition to presenting net income determined in accordance with U.S. GAAP, the company believes that showing operating income enables investors, analysts, rating agencies and other users of the company’s financial information to more easily analyze our results of operations and underlying business performance. Operating income should not be viewed as a substitute for U.S. GAAP net income.
The company has included "diluted book value per share" because it takes into account the effect of dilutive securities; therefore, the company believes it is an important measure of calculating shareholder returns.
"Annualized net income return on average shareholders' equity" ("ROAE") is calculated using average shareholders’ equity, excluding the average after tax unrealized gains (or losses) on investments. Unrealized gains (losses) on investments are primarily the result of interest rate and credit spread movements and the resultant impact on fixed income securities. Such gains (losses) are not related to management actions or operational performance, nor are they likely to be realized. Therefore, the company believes that excluding these unrealized gains (losses) provides a more consistent and useful measurement of operating performance, which supplements U.S. GAAP information. In calculating ROAE, the net income (loss) available to shareholders for the period is multiplied by the number of such periods in a calendar year in order to arrive at annualized net income (loss) available to shareholders. The company presents ROAE as a measure that is commonly recognized as a standard of performance by investors, analysts, rating agencies and other users of its financial information.
"Annualized operating return on average shareholders' equity" is calculated using operating income (as defined above and annualized in the manner described for net income (loss) available to shareholders under ROAE above), and average shareholders' equity, excluding the average after tax unrealized gains (losses) on investments. Unrealized gains (losses) are excluded from equity for the reasons outlined in the annualized net income return on average shareholders' equity explanation above.
See slides 28 - 30 for a reconciliation of non-GAAP measures used in this presentation to their most directly comparable U.S. GAAP measures.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
UNAUDITED ANNUALIZED RETURN ON SHAREHOLDERS' EQUITY RECONCILIATION
(Expressed in thousands of United States dollars, except for percentage information)

	Quarter Ended December 31,		Year Ended December 31,	
	2012	2011	2012	2011
Opening shareholders' equity	$ 3,435,786	$ 3,003,074	$ 3,149,022	$ 3,075,820
Deduct: accumulated other comprehensive income	(1,385)	(17,796)	(14,484)	(57,135)
Adjusted opening shareholders' equity	3,434,401	2,985,278	3,134,538	3,018,685
Closing shareholders' equity	$ 3,326,335	$ 3,149,022	$ 3,326,335	$ 3,149,022
Deduct: accumulated other comprehensive income	-	(14,484)	-	(14,484)
Adjusted closing shareholders' equity	3,326,335	3,134,538	3,326,335	3,134,538
Average shareholders' equity	$ 3,380,368	$ 3,059,908	$ 3,230,437	$ 3,076,612
Net (loss) income available to shareholders	$ (41,147)	$ 183,100	$ 493,007	$ 274,548
Annualized net (loss) income available to shareholders	(164,588)	732,400	493,007	274,548
Annualized return on average shareholders' equity - net (loss) income available to shareholders	(4.9%)	23.9%	15.3%	8.9%
Operating (loss) income available to shareholders	$ (55,391)	$ 94,681	$ 202,651	$ 183,686
Annualized operating (loss) income available to shareholders	(221,564)	378,724	202,651	183,686
Annualized return on average shareholders' equity - operating (loss) income available to shareholders	(6.6%)	12.4%	6.3%	6.0%

ALLIED WORLD ASSURANCE COMPANY

Non-GAAP Financial Measures - Reconciliations 28

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
UNAUDITED OPERATING INCOME RECONCILIATION
(Expressed in thousands of United States dollars, except share and per share amounts)

	Quarter Ended December 31,		Year Ended December 31,	
	2012	2011	2012	2011
Net (loss) income	$ (41,147)	$ 183,100	$ 493,007	$ 274,548
Add after tax effect of:				
Net realized investment gains	(15,104)	(26,332)	(291,139)	(213)
Other Income - termination fee	-	(61,538)	-	(93,808)
Foreign exchange loss (gain)	860	(549)	783	3,159
Operating (loss) income	$ (55,391)	$ 94,681	$ 202,651	$ 183,686
Weighted average common shares outstanding:				
Basic	35,097,043	38,138,558	36,057,145	38,093,351
Diluted	35,097,043	39,524,273	37,069,885	39,667,905
Basic per share data:				
Net (loss) income	$ (1.17)	$ 4.80	$ 13.67	$ 7.21
Add after tax effect of:				
Net realized investment gains	(0.43)	(0.69)	(8.07)	(0.01)
Other Income - termination fee	-	(1.62)	-	(2.46)
Foreign exchange loss (gain)	0.02	(0.01)	0.02	0.08
Operating (loss) income	$ (1.58)	$ 2.48	$ 5.62	$ 4.82
Diluted per share data:				
Net (loss) income	$ (1.17)	$ 4.63	$ 13.30	$ 6.92
Add after tax effect of:				
Net realized investment gains	(0.43)	(0.67)	(7.85)	(0.01)
Other Income - termination fee	-	(1.56)	-	(2.36)
Foreign exchange loss (gain)	0.02	-	0.02	0.08
Operating (loss) income	$ (1.58)	$ 2.40	$ 5.47	$ 4.63

ALLIED WORLD
ASSURANCE COMPANY

29 Non-GAAP Financial Measures - Reconciliations

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
UNAUDITED DILUTED BOOK VALUE PER SHARE RECONCILIATION
(Expressed in thousands of United States dollars, except share and per share amounts)

	As of December 31, 2012	As of December 31, 2011
Price per share at period end	$ 78.80	$ 62.93
Total shareholders' equity	$ 3,326,335	$ 3,149,022
Basic common shares outstanding	34,797,781	37,742,131
Add: unvested restricted share units	135,123	249,251
Add: performance based equity awards	485,973	889,939
Add: employee share purchase plan	10,750	11,053
Add: dilutive options outstanding	1,224,607	1,525,853
Weighted average exercise price per share	$ 47.02	$ 45.72
Deduct: options bought back via treasury method	(730,652)	(1,108,615)
Common shares and common share equivalents outstanding	35,923,582	39,309,612
Basic book value per common share	$ 95.59	$ 83.44
Diluted book value per common share	$ 92.59	$ 80.11

ALLIED WORLD ASSURANCE COMPANY

Non-GAAP Financial Measures - Reconciliations 30